-------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
-------------------------------------------------------------------------------

                                                                    May 31, 2002

Dear Shareholder:
      The semi-annual period ended April 30, 2002, saw general turmoil in the equity markets. However, during this time bond markets, particularly municipal securities, proved to be a shelter for investors seeking refuge from unstable economic conditions. Over the period, municipal bonds outperformed Treasuries returning 1.08% versus -1.88%, respectively, as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX* and LEHMAN BROTHERS TREASURY INDEX.**

      During the six-month period, the bond market was not without volatility. In the aftermath of the September 11th tragedy, the Federal Reserve Board (the "Fed") lowered interest rates four times before the year ended. Since bond prices generally move in the opposite direction from interest rates, this aggressive action initially sent bond yields downward and prices (and returns) markedly higher.

      For the first quarter of 2002, issues of new municipal securities increased by 10%, totaling $65 billion, setting a record for the largest first quarter issuance in history. Due in part to budgetary pressures, a slowing economy, and municipalities' ongoing need to finance infrastructure projects, the final month of the period continued to see heightened levels of new issuance and year-to-date volume has now reached $87 billion. In March, fixed income markets suffered following the Fed's announcement of a bias shift from "potential weakness" to "neutral," which led the investment community to anticipate an economy in the early stages of recovery. Despite higher than expected unemployment numbers during April, economic indicators generally concluded the period on a more positive tone than they began. U.S. manufacturing, as measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels in April and the Consumer Confidence Index has bounced from its November low on increasing expectations. However, we remain cautious that the strong consumer demand, which has created an increasingly optimistic stimulus, may become exhausted and slow.

      Interest rate fluctuations, such as we have seen recently can be difficult for investors, especially those who depend on fixed income investments for current income. We encourage you to consult with your financial advisor to help you establish a strategy that best fits your overall goals and risk tolerance.

      The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.


Sincerely,

/s/ Laurence D. Fink                            /s/ Ralph L. Schlosstein


Laurence D. Fink                               Ralph L. Schlosstein
Chairman                                       President


----------
* The Lehman Brothers Municipal Bond Index measures the performance of the investment grade long-term tax-exempt bond market. The Index is unmanaged and cannot be purchased directly.
** The Lehman Brothers Treasury Index measures the performance of the public obligations of the U.S. Treasury. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002
Dear Shareholder:

      We are pleased to present the unaudited semi-annual report for The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") for the period ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RNJ". The Trust's investment objective is to provide high current income that is exempt from regular federal and New Jersey state income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by primarily investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout New Jersey.

     The table below summarizes the changes in the Trust's stock price and net asset value:

-------------------------------------------------------------------------------
                        4/30/02   10/31/01     CHANGE   HIGH        LOW
-------------------------------------------------------------------------------
  STOCK PRICE           $13.32     $13.75      (3.13)%  $14.76    $13.20
-------------------------------------------------------------------------------
  NET ASSET VALUE (NAV) $14.62     $14.85      (1.55)%  $14.97    $14.39
-------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product ("GDP") during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee ("FOMC") to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

      Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher fed funds rate by year end. The 5- to 10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2- and 30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern. Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

      On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ended April 30, 2002, returning 1.76% (as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX at a tax bracket of 38.6%) versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. Strong institutional and retail demand for municipal bonds allowed the sector to show outperformance versus Treasuries across the entire curve. Demand was driven primarily by two factors: yields on municipal securities remain attractive versus alternative fixed income investments, and continued volatility in the equity markets led investors to seek diversification. Strong demand was met by significant new issuance as the first quarter of 2002 posted a 10% increase over the same period in 2001 and was the largest first quarter total on record. In April, new bond issuance continued its strong trend with a 12% increase from a year earlier, bringing total year-to-date issuance to $87 billion. Similar to Treasuries, the municipal yield curve flattened over the period as yields on short to intermediate maturities rose more quickly than long-term rates.

     New Jersey has a strong and diversified economy; employment peaked in June 2001. The past decade's economic expansion fueled the State's dramatic increase in per capita disposable personal income to become the highest in the nation. However, this past September New Jersey's economy was directly shaken by the terrorist attacks. The ramifications of that event combined with the recession have pressured the labor market and resulted in a 21,000-job retrenchment. Reflecting this, the April 2002 unemployment rate increased to 5.5%, significantly higher then the 4% rate a year earlier. Manufacturing employment continued to decline in April, shedding 6% of its industrial jobs, year over year.

      Until this year, the State was able to rely on its strong and growing economy to support annual spending increases. The State's increasing prosperity, between 1993-2000, enabled New Jersey to afford income, business, and corporate tax reductions and still maintain a year-end operating surplus with reserve funds in excess of $1 billion (2001). In contrast, FY2002 has seen significant declines in tax receipts and the State will use all of its reserve funds to plug a deficit in excess of 12% of General Fund revenues. The State's debt burden remains manageable despite the 71% increase in appropriation bonds over the past five years. New Jersey's debt ratings (Aa2/AA+) are on negative watch reflecting the possibility of a downgrade due to a projected, on-going structural imbalance.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was approximately 34% of total assets.

      Municipals outperformed Treasuries for the period due to strong retail demand despite record issuance. The curve flattened over the period as rates at the short end of the curve rose rapidly in anticipation of the Fed raising rates in an economic recovery. Rates at the long end of the curve rose moderately and the curve remains steep on a historical basis. We continue to focus on bonds with higher coupons as they provide the most attractive income stream and also tend to have superior performance in a rising rate environment.

The following charts show the Trust's asset composition and credit quality allocations:

                             SECTOR BREAKDOWN
-------------------------------------------------------------------------------
  SECTOR                    APRIL 30, 2002     OCTOBER 31, 2001
-------------------------------------------------------------------------------
  Transportation                 34%                 34%
-------------------------------------------------------------------------------
  Hospital                       15%                 15%
-------------------------------------------------------------------------------
  Special Tax                    10%                 14%
-------------------------------------------------------------------------------
  School                         10%                 10%
-------------------------------------------------------------------------------
  Power                           7%                  7%
-------------------------------------------------------------------------------
  Housing                         5%                  5%
-------------------------------------------------------------------------------
  Resource Recovery               5%                  5%
-------------------------------------------------------------------------------
  Water & Sewer                   5%                  5%
-------------------------------------------------------------------------------
  District                        5%                  5%
-------------------------------------------------------------------------------
  Airlines                        4%                 --
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT RATING*             APRIL 30, 2002    OCTOBER 31, 2001
--------------------------------------------------------------------------------
AAA/Aaa                         69%                  73%
--------------------------------------------------------------------------------
AA/Aa                           10%                  10%
--------------------------------------------------------------------------------
A/A                             10%                  10%
--------------------------------------------------------------------------------
BBB/Baa                          2%                   2%
--------------------------------------------------------------------------------
BB/Ba                            4%                  --
--------------------------------------------------------------------------------
NR                               5%                   5%
--------------------------------------------------------------------------------

---------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock New Jersey Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely,


/s/ Robert S. Kapito                   /s/ Kevin M. Klingert


Robert S. Kapito                       Kevin M. Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager


-------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
-------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                            RNJ
-------------------------------------------------------------------------------
  Initial Offering Date:                                   May 28, 1993
-------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/02:                        $  13.32
-------------------------------------------------------------------------------
  Net Asset Value as of 4/30/02:                            $  14.62
-------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/02 ($13.32)(1):       5.49%
-------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                $ 0.0609
-------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):             $ 0.7308
-------------------------------------------------------------------------------

(1) Yield on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price.

(2)  The distribution is not constant and is subject to change.

                           PRIVACY PRINCIPLES OF THE TRUST

      The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

      Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

      The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

-------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 2002 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------

         PRINCIPAL
          AMOUNT                                                                         OPTION CALL       VALUE
 RATING*   (000)                                   DESCRIPTION                           PROVISION+      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS--147.3%
                     NEW JERSEY--133.2%
NR     $ 1,000**     Charter Mac Equity Issuer Trust,
                      Ser. A, 6.625%, 6/30/09 ......................................... No Opt. Call   $ 1,025,720
AAA      1,000       Delaware River Port. Auth. of PA & NJ Rev.,
                      5.75%, 1/01/26, FSA .............................................  1/10 @ 100      1,053,730
AAA      1,000++     Essex Cnty. Util. Auth. Sld. Wst. Rev., Ser. A,
                      5.60%, 4/01/06, FSA .............................................      N/A         1,107,550
                     New Jersey Econ. Dev. Auth., Ser. A,
AAA      1,000++      Mkt. Trans. Fac., 5.875%, 7/01/04, MBIA .........................      N/A         1,090,160
AAA        900        Tran. Proj., 5.75%, 5/01/10, FSA ................................ No Opt. Call     1,001,826
BBB-       500        Trigen-Trenton Proj., 6.20%, 12/01/10 ...........................  12/03 @ 102       510,225
BB-      1,000       New Jersey Econ. Dev. Auth. Rev., Continental
                      Airlines Inc. Proj., 7.00%, 11/15/30 ............................  1/10 @ 101        979,310
                     New Jersey Hlth. Care Fac. Fin. Auth. Rev.,
A3       1,000        Hackensack Univ. Med. Ctr., 6.00%, 1/01/25 ......................  1/10 @ 101      1,027,330
AAA      1,000++      Riverview Med. Ctr., 5.50%, 7/01/04, AMBAC ......................      N/A         1,082,310
AAA      1,000        St. Josephs Hosp. & Med. Ctr., 5.75%, 7/01/16, CONNIE LEE .......  7/06 @ 102      1,061,080
AAA      1,000++     New Jersey St. Edl. Fac. Auth. Rev., Rowan College,
                      Ser. E, 5.875%, 7/01/06, AMBAC ..................................      N/A         1,114,640
AAA        990       New Jersey St. Hsg. & Mtge. Fin. Rev., Home Buyer,
                      Ser. O, 6.35%, 10/01/27, MBIA ................................... 10/05 @ 101.5    1,020,007
AAA      1,000       New Jersey St. Tpke. Auth. Rev.,
                      Ser. C, 6.50%, 1/01/16, AMBAC ................................... No Opt. Call     1,181,960
                     New Jersey St. Trans. Auth. Trust Fund, Trans. Sys. Rev.,
                      Ser. B, MBIA,
AAA        375++      5.50%, 6/15/05 ..................................................      N/A           410,936
AAA        625        5.50%, 6/15/15 ..................................................  6/05 @ 102        651,019
AAA        375++      5.75%, 6/15/05 ..................................................      N/A           413,711
AAA        625        5.75%, 6/15/14 ..................................................  6/05 @ 102        659,456
AA       1,000++     North Brunswick Twnshp. Brd. of Ed., G.O., 6.30%, 2/01/05 ........      N/A         1,089,570
AAA      1,000       Passaic Valley Sewage Com., Swr. Sys., Ser. E, G.O.,
                      5.75%, 12/01/21, AMBAC .......................................... 12/09 @ 101      1,063,420
AA-      1,000       Port Auth. of NY & NJ Rev., 5.75%, 12/15/20 ......................  6/05 @ 101      1,028,740
                     South Jersey Trans. Auth., Trans. Sys. Rev., Ser. B, MBIA,
AAA        570++      6.00%, 11/01/02 .................................................      N/A           593,439
AAA        430        6.00%, 11/01/12 .................................................  11/02 @ 102       446,301
                                                                                                        ----------
                                                                                                        19,612,440
                                                                                                        ----------
                     PUERTO RICO--14.1%
AAA      1,000       Puerto Rico Commonwealth, G.O., 5.40%, 7/01/25, FSA .............. 7/06 @ 101.5     1,020,200
A-       1,000       Puerto Rico Elec. Pwr. Auth. Rev., Ser. U, 6.00%, 7/01/14 ........  7/04 @ 102      1,058,240
                                                                                                        ----------
                                                                                                         2,078,440
                                                                                                        ----------


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                           VALUE
                                             DESCRIPTION                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

                     TOTAL INVESTMENTS--147.3% (COST $20,128,272) ...................................   $21,690,880
                     Other assets in excess of liabilities--3.6% ....................................       532,266
                     Preferred stock at redemption value,
                      including dividends payable--(50.9)% ..........................................    (7,502,136)
                                                                                                        ----------

                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .............................   $14,721,010
                                                                                                        ==========


------------
*    Using the higher of  Standard  & Poor's,  Moody's  or  Fitch's  rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of April 30, 2002, the Trust held 7.0% of its net assets in securities restricted as to sale. + Date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. ++ This bond is prerefunded. See Glossary for definition.


------------------------------------------------------------------------------------------------------------------------------------
                             KEY TO ABBREVIATIONS:
AMBAC      --        American Municipal Bond Assurance Corporation        G.O.    --       General Obligation
CONNIE LEE --        College Construction Loan Insurance Association      MBIA    --        Municipal Bond Insurance Association
FSA        --        Financial Security Assurance
------------------------------------------------------------------------------------------------------------------------------------




                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $20,128,272) (Note 1) ...........      $ 21,690,880
Cash ........................................................           227,097
Interest receivable .........................................           412,673
Other assets ................................................             6,356
                                                                   ------------
                                                                     22,337,006
                                                                   ------------
LIABILITIES
Dividends payable--common stock .............................            61,332
Investment advisory fee payable (Note 2) ....................             6,358
Deferred Directors fees (Note 1) ............................             5,524
Administration fee payable (Note 2) .........................             1,817
Other accrued expenses ......................................            38,829
                                                                   ------------
                                                                        113,860
                                                                   ------------
PREFERRED STOCK AT REDEMPTION VALUE
$.01 par value per share and $25,000 liquidation
  value per share applicable to 300 shares,
  including dividends payable (Note 1 & 4) ..................         7,502,136
                                                                   ------------
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS .........................................      $ 14,721,010
                                                                   ============
  Composition of Net Assets Applicable
    to Common Shareholders:
    Par value (Note 4) ......................................      $     10,071
    Paid-in capital in excess of par ........................        13,907,459
  Undistributed net investment income (Note 1) ..............           315,884
  Accumulated net realized loss .............................        (1,075,012)
  Net unrealized appreciation (Note 1) ......................         1,562,608
                                                                   ------------
Net assets applicable to common shareholders,
  April 30, 2002 ............................................      $ 14,721,010
                                                                   ============
Net asset value per share:
  ($14,721,010 / 1,007,093 shares of
  common stock issued and outstanding) ......................      $      14.62
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (Note 1) .........................................      $    609,916
                                                                   ------------
Expenses
  Investment advisory .......................................            39,510
  Administration ............................................            11,187
  Reports to shareholders ...................................            11,000
  Auction agent .............................................             9,000
  Transfer agent ............................................             8,000
  Directors .................................................             6,000
  Independent accountants ...................................             4,000
  Legal .....................................................             3,000
  Custodian .................................................             2,000
  Miscellaneous .............................................            14,414
                                                                   ------------
    Total expenses ..........................................           108,111
                                                                   ------------
Net investment income .......................................           501,805
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments ............................            24,105
Net change in unrealized appreciation
  on investments ............................................          (348,957)
                                                                   ------------
Net loss on investments .....................................          (324,852)
                                                                   ------------
DIVIDENDS TO PREFERRED SHAREHOLDERS
FROM NET INVESTMENT INCOME ..................................           (46,282)
                                                                   ------------
NET INCREASE IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS ...................................      $    130,671
                                                                   ============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
-------------------------------------------------------------------------------

                                                                    SIX MONTHS          YEAR
                                                                       ENDED            ENDED
                                                                  APRIL 30, 2002  OCTOBER 31, 2001(1)
                                                                  --------------- -------------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS

OPERATIONS:
  Net investment income ........................................   $    501,805    $    967,744
  Net realized gain on investments .............................         24,105          10,000
  Net change in unrealized appreciation on investments .........       (348,957)        871,565
  Dividends to preferred shareholders from net investment income        (46,282)       (213,947)
                                                                   ------------    ------------
    Net increase in net assets resulting from operations .......        130,671       1,635,362
                                                                   ------------    ------------
DIVIDENDS TO COMMON SHAREHOLDERS FROM NET INVESTMENT INCOME ....       (367,921)       (735,851)
                                                                   ------------    ------------
      Total increase (decrease) ................................       (237,250)        899,511
                                                                   ------------    ------------
NET ASSETS
Beginning of period ............................................     14,958,260      14,058,749
                                                                   ------------    ------------
End of period (including undistributed net investment income of
  $315,884 and $228,282, respectively) .........................   $ 14,721,010    $ 14,958,260
                                                                   ============    ============



(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED OCTOBER 31,(1)
                                                                 SIX MONTHS ENDED  -----------------------------------------
                                                                 APRIL 30, 2002(2)    2001(2)         2000           1999
                                                                 ----------------- ----------     -----------     -----------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(3)........................   $     14.85     $     13.96     $     13.52     $     14.95
                                                                  -----------     -----------     -----------     -----------
Investment operations:
  Net investment income .......................................          0.50            0.96            1.01            1.00
  Net realized and unrealized gain (loss) on investments ......         (0.32)           0.87            0.43           (1.47)
  Dividends and distributions to preferred shareholders:
    Dividends from net investment income ......................         (0.05)          (0.21)          (0.27)          (0.23)
    Distributions in excess of net realized gain on investments          --              --              --              --
                                                                  -----------     -----------     -----------     -----------
Net increase (decrease) from investment operations ............          0.13            1.62            1.17           (0.70)
                                                                  -----------     -----------     -----------     -----------
Dividends and distributions to common shareholders:
  Dividends from net investment income ........................         (0.36)          (0.73)          (0.73)          (0.73)
  Distributions in excess of net realized gain on investments .          --              --              --              --
                                                                  -----------     -----------     -----------     -----------
Total dividends and distributions .............................         (0.36)          (0.73)          (0.73)          (0.73)
                                                                  -----------     -----------     -----------     -----------
Net asset value, end of period(3)..............................   $     14.62     $     14.85     $     13.96     $     13.52
                                                                  ===========     ===========     ===========     ===========
Market value, end of period(3).................................   $     13.32     $     13.75     $    12.125     $     12.25
                                                                  ===========     ===========     ===========     ===========
TOTAL INVESTMENT RETURN(4).....................................         (0.54)%         19.63%           5.08%          (8.77)%
                                                                  ===========     ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:(5)
Expenses ......................................................        1.48%(6)          1.54%           1.32%           1.29%
Net investment income before preferred stock dividends ........        6.88%(6)          6.64%           7.44%           6.94%
Preferred stock dividends .....................................        0.63%(6)          1.47%           1.98%           1.59%
Net investment income available to common shareholders ........        6.25%(6)          5.17%           5.46%           5.35%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ...............   $    14,704     $    14,570     $    13,696     $    14,550
Portfolio turnover ............................................            14%              9%             23%             17%
Net assets of common shareholders, end of period (000) ........   $    14,721     $    14,958     $    14,059     $    13,620
Preferred stock outstanding (000) .............................   $     7,500     $     7,500     $     7,500     $     7,500
Asset coverage per share of preferred stock, end of period ....   $    74,077     $    74,862     $    71,879     $    70,409


   1998             1997
-----------     -----------
$     14.19     $     13.48
-----------     -----------

       1.00            0.99
       0.71            0.66

      (0.24)          (0.25)
       --                **
-----------     -----------
       1.47            1.40
-----------     -----------

      (0.71)          (0.69)
       --                **
-----------     -----------
      (0.71)          (0.69)
-----------     -----------
$     14.95     $     14.19
===========     ===========

$    14.125     $    12.875
===========     ===========
      15.56%          14.77%
===========     ===========


       1.35%           1.48%
       6.88%           7.28%
       1.68%           1.85%
       5.20%           5.43%

$    14,663     $    13,761
          0%              0%
$    15,055     $    14,294
$     7,500     $     7,500
$    75,191     $    72,654



------------

(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).
(2) As required, effective November 1, 2000, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. The effect of this change for the six months ended April 30, 2002 to the net investment income and to net realized and unrealized gain (loss) on investments were less than $.005 per common share. The ratio of net investment income before preferred stock dividends increased from 6.84% to 6.88% and from 6.21% to 6.25% on net investment income available to common shareholders. Per share, ratios and supplemental data for periods prior to 2001 have not been restated to reflect this change.
(3) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(4) Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
(5) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.
(6) Annualized. ** Actual amount paid to common shareholders for the year ended October 31, 1997, was $0.00015 per share, and the actual amount paid to preferred shareholders was $0.00005 per common share.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on April 12, 1993, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide high current income exempt from regular Federal income tax and New Jersey gross income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: As required, effective November 1, 2000, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began accreting market discount on debt securities. Prior to November 1, 2000, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $30,555 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on October 31, 2001. The Financial Highlights of the Trust for periods prior to 2001 have not been restated to reflect this change.

   The effect of this change for the six months ended April 30, 2002, was to increase net investment income by $3,271 and a corresponding decrease in net unrealized appreciation.

CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Market Preferred Shares ("AMPS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to AMPS shareholders are now classified as a component of net assets resulting from operations on the statement of operations and changes in net assets and as a component of the investment operations in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. Net investment assets mean the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the preferred shares is not a liability. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $39,510, $77,458, $74,594 and
$77,427, respectively. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets. The total dollar amounts paid to PI by the Trust under the Administration Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $11,187, $22,131, $21,312 and
$22,122, respectively.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO SECURITIES


   Purchases  and   sales  of   investment  securities,  other  than  short-term
investments, for the six months ended April 30, 2002, aggregated $2,943,810 and $2,984,850, respectively.

   The Federal income tax basis of the Trust's investments at April 30, 2002 was $20,098,987 and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $1,591,893 (gross unrealized appreciation -- $1,600,338, gross unrealized depreciation -- $8,445).

   For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $1,094,000 of which $579,000 will expire in 2002, $281,000 will expire in 2003, $6,000 will expire in 2004, and $228,000 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

      There are 200 million shares of $.01 par value common stock authorized.The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 1,007,093 common shares outstanding at April 30, 2002, the Advisor owned 7,093 shares. As of April 30, 2002, there were 300 shares of preferred stock Series T7 outstanding.


   Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 0.90% to 2.68% during the six months ended April 30, 2002.

   The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's Directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to April 30, 2002, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.0609 per common stock payable June 3, 2002 to shareholders of record on May 15, 2002.

   For the period May 1, 2002 to May 31, 2002, dividends declared on preferred stock totaled $8,611.

-------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------
      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the back of this report.

-------------------------------------------------------------------------------
         THE BLACKROCK NEWJERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------
      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performances and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Shareholders was held May 23, 2002 to vote on the following matter:


To elect three Directors as follows:


DIRECTOR:              CLASS                TERM              EXPIRING
------------------- ------------       --------------      --------------
Frank J. Fabozzi        II                 3 years              2005
Walter F. Mondale       II                 3 years              2005
Ralph L. Schlosstein    II                 3 years              2005

Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

Shareholders elected the three Directors. The results of the voting was as follows:

                             VOTES FOR*     VOTES AGAINST*       ABSTENTIONS*
                           --------------   --------------      --------------
Frank J. Fabozzi                 297              --                  --
Walter F. Mondale              955,525            --                12,393
Ralph L. Schlosstein           948,466            --                19,452

----------

* The votes represent common and preferred shareholders voting as a single class except for Frank J. Fabozzi who was voted on and elected by the preferred shareholders only.

      Laurence D. Fink, Chairman of the Trust's Board of Directors, and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the
Advisor: Laurence D. Fink--Chief Executive Officer, Ralph L. Schlosstein--Director and President, Robert S. Kapito--Director and Vice Chairman, Kevin M. Klingert--Director and Managing Director, Henry Gabbay--Managing Director, and Anne Ackerley--Managing Director.

--------------------------------------------------------------------------------
         THE BLACKROCK NEWJERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New Jersey Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax and New Jersey gross income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:
PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New Jersey Municipal Obligations, which include debt obligations issued by or on behalf of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal income taxes and New Jersey State income tax. New Jersey Municipal
Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust, in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade New Jersey Municipal Obligations or other qualifying issuers. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of The Trust's assets in securities which pay interest that is subject to AMT(alternative minimum tax). The Trust intends to emphasize investments in New Jersey Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust".

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax and New Jersey gross income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends maybe higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RNJ) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
         THE BLACKROCK NEWJERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                           When a Trust's  net asset  value is  greater
                                    than its market price the Trust is said to be trading at a discount.

DIVIDEND:                           Income   generated   by   securities   in  a
                                    portfolio and  distributed  to  shareholders
                                    after the deduction of expenses.  This Trust
                                    declares   and  pays   dividends  to  common
                                    shareholders on a monthly basis.

DIVIDEND REINVESTMENT:              Common  shareholders  may have all dividends
                                    and    distributions    of   capital   gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary market. For a closed-end Trust, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET  ASSET VALUE (NAV):             Net asset value is the total market value of
                                    all  securities and other assets held by the
                                    Trust,   including  income  accrued  on  its
                                    investments, minus any liabilities including
                                    accrued  expenses,   divided  by  the  total
                                    number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                                    JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:                  These securities are  collateralized by U.S.
                                    Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

-------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
-------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                                         STOCK               MATURITY
PERPETUAL TRUSTS                                                                         SYMBOL                DATE
                                                                                         ------                -----
The BlackRock North American Government Income Trust Inc.                                 BNA                   N/A
The BlackRock High Yield Trust                                                            BHY                   N/A
BlackRock Core Bond Trust                                                                 BHK                   N/A
BlackRock Strategic Bond Trust                                                            BHD                   N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                                   BGT                  12/02
The BlackRock Investment Quality Term Trust Inc.                                          BQT                  12/04
The BlackRock Advantage Term Trust Inc.                                                   BAT                  12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                 BCT                  12/09

TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         STOCK               MATURITY
PERPETUAL TRUSTS                                                                         SYMBOL                DATE
                                                                                          -----                -----
The BlackRock Investment Quality Municipal Trust Inc.                                     BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.                          RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust                                  RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                          RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                            RNY                   N/A
The BlackRock Pennsylvania Strategic Municipal Trust                                      BPS                   N/A
The BlackRock Strategic Municipal Trust                                                   BSD                   N/A
BlackRock California Municipal Income Trust                                               BFZ                   N/A
BlackRock Municipal Income Trust                                                          BFK                   N/A
BlackRock New York Municipal Income Trust                                                 BNY                   N/A
BlackRock New Jersey Municipal Income Trust                                               BNJ                   N/A
BlackRock Florida Municipal Income Trust                                                  BBF                   N/A
Blackrock New York Municipal Bond Trust                                                   BQH                   N/A
BlackRock Virginia Municipal Bond Trust                                                   BHV                   N/A
BlackRock Florida Municipal Bond Trust                                                    BIE                   N/A
BlackRock Municipal Bond Trust                                                            BBK                   N/A
BlackRock Maryland Municipal Bond Trust                                                   BZM                   N/A
BlackRock New Jersey Municipal Bond Trust                                                 BLJ                   N/A
BlackRock California Municipal Bond Trust                                                 BZA                   N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                            BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                      BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                           BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                   BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                             BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                                           BMT                  12/10
BlackRock California Municipal 2018 Term Trust                                            BJZ                  12/18
BlackRock New York Municipal 2018 Term Trust                                              BLH                  12/18
BlackRock Municipal 2018 Term Trust                                                       BPK                  12/18



 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:
PNC), and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, some of which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

--------------------------------------------------------------------------------

                                   BLACKROCK

--------------------------------------------------------------------------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard  M.  Shea,  VICE  PRESIDENT/TAX
Henry  Gabbay,  TREASURER
James  Kong, ASSISTANT  TREASURER
Anne  Ackerley,  SECRETARY

INVESTMENT  ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton,  MA 02021 (800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street New
York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden,  Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL  COUNSEL --  INDEPENDENT  DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

                       THE BLACKROCK NEW JERSEY INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                         c/o Prudential Investments LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

                                                 09247C-10-7
[LOGO] Printed on recycled paper                 09247C-20-6



THE  [LOGO] BLACKROCK
NEW JERSEY
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
--------------------
SEMI-ANNUAL REPORT
APRIL 30, 2002


[LOGO](SM) BLACKROCK